UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

November 23, 2009
Date of Report
(Date of Earliest Event Reported)

HEWLETT-PACKARD COMPANY
(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 HANOVER STREET, PALO ALTO, CA		94304
(Address of principal executive offices)		(Zip code)

(650) 857-1501
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On November 23, 2009, Hewlett-Packard Company (“HP”) issued a press release relating to its fiscal quarter and fiscal year ended October 31, 2009 entitled “HP Reports Fourth Quarter 2009 Results.” The text of this press release, with the related GAAP consolidated condensed statements of earnings, GAAP consolidated condensed balance sheets, adjustments to certain GAAP financial information, GAAP consolidated condensed statements of cash flows, certain segment and business unit financial results, certain additional financial information, and certain restated GAAP consolidated condensed statements of earnings is furnished herewith as Exhibit 99.1. The information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”) solely as a result of being included in Exhibit 99.1.

HP’s GAAP consolidated condensed statements of earnings for its fiscal quarter and fiscal year ended October 31, 2009, GAAP consolidated condensed balance sheet as of October 31, 2009 and certain segment financial results for its fiscal quarter and fiscal year ended October 31, 2009 are filed herewith as Exhibit 99.2. HP's restated GAAP consolidated condensed statements of earnings for its fiscal quarters ended January 31, April 30 and July 31, 2009, respectively, are also filed herewith as part of Exhibit 99.2.  The information in Exhibit 99.2 is filed for purposes of Section 18 of the Exchange Act and therefore may be incorporated by reference into filings under the Securities Act.

To supplement HP’s consolidated condensed financial statements presented on a GAAP basis, HP provides non-GAAP operating profit, non-GAAP operating margin, non-GAAP net earnings, non-GAAP diluted earnings per share and gross cash. HP also provides forecasts of non-GAAP diluted earnings per share. A reconciliation of the adjustments to GAAP results for HP’s fiscal quarter and fiscal year ended October 31, 2009 and prior periods is included in the tables that are a part of Exhibit 99.1. In addition, an explanation of the ways in which HP management uses these non-GAAP measures to evaluate its business, the substance behind HP management’s decision to use these non-GAAP measures, the material limitations associated with the use of these non-GAAP measures, the manner in which HP management compensates for those limitations, and the substantive reasons why HP management believes that these non-GAAP measures provide useful information to investors is included under “Use of non-GAAP financial information” in Exhibit 99.1. This additional non-GAAP financial information is not meant to be considered in isolation or as a substitute for operating profit, operating margin, net earnings, diluted earnings per share, or cash and cash equivalents prepared in accordance with GAAP.

Item 8.01	Other Events.

On November 19, 2009, the Board of Directors of Hewlett-Packard Company (“HP”) authorized an additional $8.0 billion for future repurchases of its outstanding shares of common stock.  HP intends to use the additional authorization to repurchase its shares from time to time to offset the dilution created by shares issued under employee stock plans and to repurchase shares opportunistically.  During its fourth fiscal quarter ended October 31, 2009, HP repurchased approximately $2.1 billion worth of its shares in open market repurchase transactions.  As of October 31, 2009, HP had approximately $4.0 billion of repurchase authorization remaining under the $8.0 billion repurchase authorization approved by the Board of Directors in September 2008.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

Exhibit 99.1
Text of HP’s press release relating to its fiscal quarter and fiscal year ended October 31, 2009, entitled “HP Reports Fourth Quarter 2009 Results,” with the related GAAP consolidated condensed statements of earnings, GAAP consolidated condensed balance sheets, adjustments to certain GAAP financial information, GAAP consolidated condensed statements of cash flows, certain segment and business unit financial results, certain additional financial information, and certain restated GAAP consolidated condensed statements of earnings (furnished herewith).

Exhibit 99.2
HP’s GAAP consolidated condensed statements of earnings for its fiscal quarter and fiscal year ended October 31, 2009, GAAP consolidated condensed balance sheet as of October 31, 2009, certain segment financial results for its fiscal quarter and fiscal year ended October 31, 2009, and restated GAAP consolidated condensed statements of earnings for its fiscal quarters ended January 31, April 30 and July 31, 2009, respectively (filed herewith).

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT-PACKARD COMPANY

DATE: November 23, 2009	By:	/s/ Paul T. Porrini
	Name:	Paul T. Porrini
	Title:	Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1
Text of HP’s press release relating to its fiscal quarter and fiscal year ended October 31, 2009, entitled “HP Reports Fourth Quarter 2009 Results,” with the related GAAP consolidated condensed statements of earnings, GAAP consolidated condensed balance sheets, adjustments to certain GAAP financial information, GAAP consolidated condensed statements of cash flows, certain segment and business unit financial results, certain additional financial information, and certain restated GAAP consolidated condensed statements of earnings (furnished herewith).

Exhibit 99.2
HP’s GAAP consolidated condensed statements of earnings for its fiscal quarter and fiscal year ended October 31, 2009, GAAP consolidated condensed balance sheet as of October 31, 2009, certain segment financial results for its fiscal quarter and fiscal year ended October 31, 2009, and restated GAAP consolidated condensed statements of earnings for its fiscal quarters ended January 31, April 30 and July 31, 2009, respectively (filed herewith).